UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                          OF THE SECURITIES ACT OF 1934

       Date of Report (date of earliest event reported): November 21, 2006

                          Commission File No. 001-33016

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                        EAGLE ROCK ENERGY PARTNERS, L.P.
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                                           68-0629883
(State or Other Jurisdiction of                         (I.R.S. Employer
 Incorporation or Organization)                       Identification Number)


                    14950 Heathrow Forest Parkway, Suite 111
                              Houston, Texas 77032
          (Address of principal executive offices, including zip code)

                                 (832) 327-8000
              (Registrant's telephone number, including area code)

                                 ---------------

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 Other Events.

        On November 21, 2006, the underwriters of Eagle Rock Energy Partners, L.P.'s initial public offering have partially exercised their option to purchase an additional 1,463,785 common units at the initial public offering price of $19.00 per common unit with an equal number of common units being redeemed from certain owners as described in the registrant's final prospectus related to the initial public offering. The registrant issued a press release on November 21, 2006 relating to this additional issuance, a copy of which is set forth as
Exhibit 99.1 below and incorporated herein by this reference.

        A copy of the press release is included herewith as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

        Exhibit No.     Description
        -----------     --------------------------------------------------------
        99.1            Press Release, dated November 21, 2006


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 22, 2006

                               EAGLE ROCK ENERGY PARTNERS, L.P.

                               By:  EAGLE ROCK ENERGY GP, L.P., its general
                                    partner

                               By:  EAGLE ROCK ENERGY G&P, LLC, its general
                                    partner


                               By: /s/ Richard W. FitzGerald
                                   ---------------------------------------------
                               Richard W. FitzGerald
                               Senior Vice President, Chief Financial Officer and Treasurer
                               (Duly Authorized and Principal Financial Officer)




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